UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2024
Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)
Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive	McLean	Virginia	22102-3110
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 903-2000
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 26, 2024, Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) filed a Current Report on Form 8-K to report that the Federal Housing Finance Agency (FHFA, the Conservator) had published the 2025 Scorecard on December 20, 2024. On January 31, 2025, FHFA published an updated 2025 Scorecard for Freddie Mac. The update modified the final item of the Assessment Criteria set forth in the December 20, 2024 version of the Scorecard, which stated that “Each entity prioritizes diversity, equity, and inclusion in all aspects of strategic planning, operations and business development.” This criterion was modified to state that “Each entity maintains compliance with all applicable laws and regulations.”
Compensation for each of our named executive officers, other than our CEO, is governed by the Executive Management Compensation Program. A principal element of such compensation is deferred salary, a portion of which is subject to reduction based on corporate and individual performance. One-half of a participating officer’s At-Risk Deferred Salary (or 15% of Target Total Direct Compensation) is subject to reduction based on FHFA’s assessment of Freddie Mac’s performance against the objectives and assessment criteria set forth in the Scorecard. The Assessment Criteria are set forth below. The remainder of the Scorecard was unchanged.
2025 Scorecard for Freddie Mac, Fannie Mae, and Common Securitization Solutions
For all Scorecard items, FHFA will assess Freddie Mac and Fannie Mae (the Enterprises) and Common Securitization Solutions, LLC (CSS) based on the following criteria:1
Assessment Criteria
•Each entity’s products and programs foster liquid, competitive, efficient, and resilient housing finance markets that support affordable, sustainable, and equitable access to homeownership and rental housing.
•Each entity conducts business in a safe and sound manner.
•Each entity meets expectations under all FHFA requirements, including those pertaining to capital, liquidity, and credit risk transfer.
•Each entity continues to manage operations while in conservatorship in a manner that preserves and conserves assets through the prudent stewardship of resources.
•Each entity cooperates and collaborates with FHFA in developing plans, policies, and activities that align with the Conservator’s priorities and guidance, as well as with FHFA’s FAIR values (Fairness, Accountability, Integrity, and Respect).
•Each entity delivers work products that are high quality, thorough, creative, effective, and timely, while considering their effects on homeowners, multifamily property owners, renters, the Enterprises, the industry, the secondary mortgage market, and other stakeholders.
•Each entity maintains compliance with all applicable laws and regulations.

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1 The Enterprises will be assessed on all the criteria. CSS will be assessed on the criteria applicable to its operations.

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Freddie Mac Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/	Heidi L. Mason
Heidi L. Mason
EVP and General Counsel
Date: February 5, 2025

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Freddie Mac Form 8-K